SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 18, 1999


                               JNS MARKETING, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

           Colorado                    0-13215                   84-0940146
           --------                    -------                   ----------
(State or other jurisdication  (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


              1050 17th Street, Suite 1700, Denver, Colorado 80265
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (303) 292-3883


 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 4. Changes in Registrant's Certifying Accountant.

     The Registrant reported on its Form 8-K filed April 9, 1999, that effective March 18, 1999, the Registrant dismissed the accounting firm of Levine Hughes & Mithuen Inc., Englewood, Colorado, as its principal independent accountant. The Registrant's financial statements for the fiscal year ended September 30, 1997, were prepared assuming that the Registrant will continue as a going concern.

     The Registrant's Form 8-K filed April 9, 1999, further reported that on March 18, 1999, the Registrant engaged James E. Scheifley & Associates, P.C., Denver, Colorado, as its new principal independent accountant to audit the Registrant's financial statements. Neither the Registrant nor anyone on its behalf has consulted James E. Scheifley & Associates, P.C. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements.

     The Registrant's Form 8-K filed April 9, 1999, further reported that, in addition, the Form 8-K was being filed to disclose (1) that the decision to change accountants was recommended and approved by the Registrant's Board of Directors; (2) that none of the former accountant's reports on the financial statements of the Registrant for either of the last two years contained an adverse opinion or a disclaimer or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (3) that during the Registrant's two most recent fiscal years, there were not any disagreements with Levine Hughes & Mithuen Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or "reportable events" with the former accountants. A copy of a letter from Levine Hughes & Mithuen Inc., Englewood, Colorado, the Registrant's former accountants, stating their agreement or disagreement with these disclosures was attached to the Registrant's Form 8-K filed April 9, 1999, as Exhibit 16.1.

     This Form 8-K/A is being filed to report that during the Registrant's two most recent fiscal years and any subsequent interim period through March 18, 1999, the date of such dismissal, there were no disagreements with Levine Hughes & Mithuen Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Levine Hughes & Mithuen Inc., would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

     This Form 8-K/A is being filed to further report that during the Registrant's two most recent fiscal years and any subsequent interim period through March 18, 1999, the date of such dismissal, none of the following kinds of events occurred:

     (a) Levine Hughes & Mithuen Inc.'s having advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

     (b) Levine Hughes & Mithuen Inc.'s having advised the Registrant that information has come to Levine Hughes & Mithuen Inc.'s attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

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     (c)(1) Levine Hughes & Mithuen  Inc.'s having advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during the Registrant's two most recent fiscal yars and any subsequent interim period through March 18, 1999, the date of such dismissal, that if further investigated may (i) materially impact the the fairness or reliability of either: a previously issued audit report or the underlying financial staements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial staements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and
(2) due to Levine Hughes & Mithuen Inc.'s dismissal, or for any other reason, Levine Hughes & Mithuen Inc. did not so expand the scope of tis audit or conduct such further investigation; or

     (d)(1) Levine Hughes & Mithuen Inc.'s having advised the Registrant that information has come to Levine Hughes & Mithuen Inc.'s attention that it has concluded materially impacts the fairness or reliability of either (i) a prevously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Levine Hughes & Mithuen Inc.'s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to Levine Hughes & Mithuen Inc.'s dismissal, or for any other reason, the issue has not been resolved to Levine Hughes & Mithuen Inc.'s satisfaction prior to its dismissal.

Item 7. Financial Statements and Exhibits.

     (a)  No Financial Statements are filed as part of this Report on Form 8-K.

     (c)  The following Exhibit is filed with this Report on Form 8-K:

          16.1 Letter from Levine Hughes & Mithuen Inc. pursuant to Item 304(a)(3) of Regulation S-B





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      JNS MARKETING, INC.
                                                --------------------------------
                                                          (Registrant)


                                                 /s/ Henry F. Schlueter
Date: May 17, 1998                              --------------------------------
                                                 Henry F. Schlueter, Secretary



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